SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2008

CENTRAL VALLEY COMMUNITY BANCORP

(Exact Name of Registrant as Specified in Charter)

California	000-31977	77-0539125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 N. Financial Dr., Fresno, California		93720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (559) 298-1775

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (e) Compensatory Arrangements of Certain Officers.

On December 17, 2008, the Executive and Directors Resource Committee (“Committee”) of the Board of Directors of Central Valley Community Bancorp recommended to the Board of Directors (“Board”) and the Board approved the granting of 10,000 options to Bryan Hyzdu, Senior Vice President San Joaquin Region.  The options vest 20% per year over a five year period and have a term of 10 years.  The options were granted with an exercise price equal to the fair market value on the grant date of $6.70 per share.  Mr. Hyzdu will enter into an incentive stock option agreement under the Company’s 2005 Omnibus Incentive Plan filed as Exhibit 99.1 to this Form 8-K.

The Board also approved the cancellation of certain options granted on May 1, 2006, April 23, 2007 and October 1, 2007.  They granted new options to the directors, senior managers and other employees.  The Board considered the general decline in stocks of financial institutions as a whole in reaching their decision. The cancellation of previously issued options reflects the Board’s desires to ensure that options continue to provide proper incentive to key personnel.

The grant date of the new options was December 17, 2008 and the options were granted with an exercise price equal to the fair market value on the grant date of $6.70 per share and will vest 20% per year over a five-year period.  The table below provides further detail on the first vesting date and expiration dates. Each recipient of an option grant will enter into a nonstatutory option agreement or incentive stock option agreement, as the case may be, in the form of stock option agreements filed as exhibits to Form 8-K filed October 17, 2007.

		Options Granted
	Options Cancelled	Nonstatutory (1)	Incentive Stock Options
Daniel N. Cunningham, Chairman of the Board	5,000	5,000
Sidney B. Cox, Director	5,000	5,000
Edwin S. Darden, Jr., Director	5,000	5,000
Daniel J. Doyle, President and CEO	5,000		5,000	(1)
Steven D. McDonald, Director	5,000	5,000
Louis McMurray, Director	5,000	5,000
Wanda L. Rogers, Director	5,000	5,000
William Smittcamp, Director	5,000	5,000
Joseph B. Weirick, Director	5,000	5,000
Gary Quisenberry, Senior Vice President Commercial Business Banking	2,500		2,500	(1)
Thomas L. Sommer, Senior Vice President, Credit Administrator	2,500		2,500	(1)
Lydia Shaw, Senior Vice President Consumer and Retail Banking	15,000		15,000	(2)
David A. Kinross, Senior Vice President Chief Financial Officer	2,500		2,500	(1)
David A. Kinross, Senior Vice President Chief Financial Officer	15,000		15,000	(3)

(1)  These grants are 20% vested immediately and vest 20% on April 23rd each year until fully vested.  Options expire on April 23, 2017.

(2)  This grant is 20% vested immediately and vests 20% on October 1st each year until fully vested.  Options expire on October 1, 2017

(3)  This grant is 40% vested immediately and vests 20% on May 1st each year until fully vested.  Options expire on May 1, 2016.

Item 9.01  (d) EXHIBITS

99.1                           Form of Stock options award agreement for Central Valley Community Bancorp 2005 Omnibus Incentive Plan.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Valley Community Bancorp

Date: December 18, 2008	By: /s/ Daniel J. Doyle
Name: Daniel J. Doyle
Title: President and Chief Executive Officer (principal executive officer)